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                        PROMISSORY NOTE

$65,000                                     San Diego, California
                                                   August 7, 1996

          FOR VALUE RECEIVED, the undersigned, K. Michael Shrader ("Maker"), promises to pay to the order of HomeTown Buffet, Inc., a Delaware corporation, the principal sum of $65,000 together with interest accruing from the date of this Note on the unpaid principal balance at the rate of the Prime Rate plus l% per annum. The Prime Rate shall be the prevailing prime rate of First Bank of Minneapolis. The initial Prime Rate will be the rate as of August 7, 1996. The interest rate will be adjusted, without notice, on the first day of each calendar quarter beginning October 1, 1996 to reflect the prevailing prime rate on the last business day of the immediately preceding calendar quarter.

     1. Payments. Principal and interest accrued to the date of each payment shall be payable in monthly installments on the seventh day of each month in the following manner. No installments of interest or principal shall be due for the period from September 7, 1996 through August 6, 1997. For the period commencing August 7, 1997 through July 7, 2000, installments shall be determined by amortizing principal and interest over a five year period. The final installment, for the period commencing due on August 7, 2000, shall be equal to the remaining unpaid balance, so that the entire unpaid principal amount and accrued but unpaid interest shall be fully paid on or before August 7, 2000.

     2. Acceleration. The holder may, at its option, elect to declare the entire unpaid balance of this Note immediately due and payable (i) if any payment is not made within 10 days of the due date, (ii) if Maker is in default of the Pledge Agreement (as defined below), (iii) if for any reason or no reason Maker's employment with HomeTown Buffet, Inc. terminates.

     3. Security. This Note is secured by the pledge of those certain securities described in the Pledge Agreement attached as Exhibit A (the "Pledge Agreement"), to which reference is made for a description of the collateral and the rights of holder and Maker with regard to such collateral.

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     4.   Prepayment.  Maker may prepay this Note without penalty
at any time. Any such prepayment shall be applied first to pay interest accrued to the date of prepayment and second to reduce the principal balance, with the most remote principal payment under this Note being prepaid first.

     5. Presentment and Demand. Maker waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, the holder need not produce or file the original of this Note, but need only file a photocopy of this Note certified by the holder to be a true and correct copy of this Note.

     6. Legal Fees. If any legal action or other proceeding is brought by the holder for the collection of this Note, Maker agrees to pay all reasonable sums for the holder's attorneys' fees and costs, at trial, on appeal, for any petition for review, and in any bankruptcy proceeding.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the date set forth above.


                                   ____/signature/____
                                   K. Michael Shrader



                     STOCK PLEDGE AGREEMENT

          This PLEDGE AGREEMENT, dated and effective as of August 7, 1996 ("Pledge Agreement"), is by and between K.
Michael Shrader (the "Pledgor") and HomeTown Buffet, Inc.
(the "Pledgee").

          RECITALS

          A. Pledgor desires to borrow the principal amount of $65,000 from Pledgee pursuant to that certain promissory note of even date herewith (the "Note").

          B. To induce Pledgee to make the above-described loan and to secure the obligations of Pledgor under the Note, Pledgor wishes to pledge his currently outstanding options to purchase

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Common Stock of the Company (including vested options as of this date as well as options that vest in the future), any shares of stock received upon exercise of any options and any other securities of the Company acquired by Pledgor.

     1.   Security for Obligations.

     This Agreement secures the payment of all present and future obligations of Pledgor under the Note, whether for principal or interest (the "Obligations").

     2.   Collateral.

     The Collateral shall consist of the following:

     a. Any securities of the Company held by Pledgor including currently outstanding options to purchase Common Stock of the Company (including vested options as of this date as well as options that vest in the future), any shares of stock received upon exercise of any options, warrants or rights of conversion and any other securities of the Company acquired by Pledgor, the certificates for which (together with stock powers properly executed in blank) , or other documents evidencing these securities, have been delivered to Pledgee, together with all new, substituted and additional securities issued at any time with respect to those securities (collectively and severally, the "Pledged Securities")

     b. All now-existing and hereafter-arising rights with respect to the Pledged Securities, including, without limitation, all voting rights and all rights to cash and noncash dividends on the account of the Pledged Securities; and

     c    All proceeds of the foregoing Collateral.  For purposes
of this Agreement, the term "proceeds" includes whatever is receivable or received when any of the Collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto and also includes all interest, dividends and other property receivable or received on account of the Collateral or proceeds thereof.

     3.   Representations and Warranties.

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          Pledgor represents and warrants that:

     a. Except as contemplated herein, delivery and performance by Pledgor of this Agreement will not contravene, constitute a default under or result in the imposition of a lien upon any property of Pledgor pursuant to any applicable law or regulation or any contract, agreement, judgment, order, decree or other instruments binding upon or affecting Pledgor;

     b. This Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms;

     c. As of the date hereof, there is no action, suit or proceeding pending or threatened against either Stockholder that might adversely affect the Collateral in any material respect;

     d.   Pledgor is the sole owner of the Pledged Securities
(or, in the case of after-acquired Collateral, at the time
Pledgor acquires rights in the Collateral, will be the sole owner thereof) ; and

     e. No person has (or, in the case of after-acquired Collateral, at the time the owner of such Collateral acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral superior to that of Pledgee.

     4.   Covenants of Pledgor.

          Pledgor agrees:

          a. To do all acts that may be necessary to maintain, preserve and protect the Collateral;

          b. Not to use or permit any of the Collateral to be used unlawfully or in violation of any provision of any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

     c. To pay promptly when due all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any of the Collateral and not to allow or grant any other lien or security interest with respect to the Collateral superior to that of Pledgee;

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     d.   To procure, execute and deliver from time to time any
endorsements, assignments, financing statements and other writings deemed necessary or appropriate by Pledgee to perfect, maintain and protect its security interests hereunder and the priority thereof;

     e. To appear in and defend any action or proceeding that may affect Pledgor's title to or Pledgee's interest in the Collateral;

     f. To provide Pledgee with such records or copies thereof and such other reports and information relating to the Collateral as Pledgee may reasonably request from time to time;

     g. Not to surrender or lose possession of (other than to Pledgee) any Collateral or right or interest therein;

     h. To account fully for and promptly deliver to Pledgee, in the form received, all dividends and other distributions received in respect of the Collateral, endorsed to Pledgee, and until so delivered all such property shall be held by Pledgor in trust for Pledgee, separate from all other property of such owners and identified as the property of Pledgee;

     i. To deliver to Pledgee such assignments, stock transfer powers or other documents as Pledgee may reasonably request in compliance with the terms of this Agreement; and


     j. To provide, upon reasonable request, the Company with additional collateral so that the Obligations are at all times fully secured.

     5.   Authorized Action by Pledgee.

          Pledgor irrevocably appoints Pledgee as his attorney-in-fact (but Pledgee shall not be obligated to and shall incur no liability to Pledgor or any third party for failure so to do) to do any act that Pledgor is obligated by this Agreement to do and to exercise such rights and powers as Pledgor might exercise with respect to the Collateral, including, without limitation, the right to:

     a. Enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or

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deposit, cancel, surrender, accept, hold or apply other property in exchange for, the Collateral;

     b. Transfer the Collateral to Pledgee's own or its nominee's name; and

     c. Take any other action Pledgee deems advisable for the purpose of protecting the Collateral.Such care as Pledgee gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Pledgee's possession, provided, however, that Pledgee shall not be required to make any presentment, demand or protest or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

     6.   Administration of the Pledged Securities.

     a. So long as Pledgee forbears from exercising its remedies, Pledgor shall be entitled to vote or consent with respect to the Pledged Securities in any manner and on all matters not inconsistent herewith and, similarly, Pledgee shall have no voting rights to the Pledged Securities so long as it forbears from exercising its remedies. Pledgor hereby grants to Pledgee an irrevocable proxy for the Pledged Securities, pursuant to which proxy Pledgee shall be entitled to vote or consent, in its discretion. This irrevocable proxy is coupled with an interest. In such event, Pledgor agrees to deliver to Pledgee such further evidence of the grant of such proxy as Pledgee may request, but no further evidence shall be required in order to allow Pledgee to exercise its voting rights.

     b. If at any time or from time to time after the date hereof, with respect to the Pledged Securities, Pledgor shall receive or shall become entitled to receive any dividend or any other distribution, whether in securities or in other property, by way of liquidation, stock-split, spin-off, split-up or reclassification, combination of shares or the like, or in case of any reorganization, consolidation or merger, Pledgor shall immediately deliver all such securities or property, in pledge, to Pledgee as security for the payment and performance of the Obligations in the manner provided for in this Agreement. Pledgee shall have the authority, whether or not an Event of Default shall have occurred or be continuing, to receive any cash or other property distributions with respect to the Pledged

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Securities and to apply such payments against the Obligations in such order as it may elect. Pledgor shall turn over any such payments to Pledgee immediately. Pledgee may endorse, in its own name or in that of Pledgor, any and all instruments by which any payment on the Collateral may be made, and may take such action as it may deem appropriate from time to time, in its own name or in that of Pledgor, to enforce collection of the Collateral. For such purpose Pledgor constitutes and appoints Pledgee and each of its officers the attorneys-in-fact of Pledgor, under powers coupled with interests, with full power and substitution in each.

     c. So long as any of the Obligations remain outstanding, Pledgor will not transfer, whether by sale, gift or otherwise, any ownership interest in the Collateral without Pledgee's prior written approval.

     d. Pledgee may exercise any options or warrants that are included in the Pledged Securities, provided, however that any securities received upon exercise shall be subject to this Agreement.

     5. Upon exercise of Pledgee's rights, all rights of Pledgor pursuant to paragraphs a and b above shall cease, and all such rights shall become vested in Pledgee who shall have the sole right to exercise voting and other consensual rights and to receive and hold dividends subject to this Agreement.

     7.   Events of Default.

          Any one or more of the following events constitutes an event of default hereunder ("Event of Default"):

     a. Nonpayment of interest or principal on the Note when due;

     b. Breach of any representation, warranty or covenant of Pledgor under this Agreement;

     c. Death of Pledgor or termination of Pledgor's employment with Pledgee; and

     d. The insolvency of Pledgor; the making by Pledgor of an assignment for the benefit of creditors; the initiation by or against Pledgor of any proceeding under the Federal Bankruptcy Act or any state insolvency law; the appointment of a receiver

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for any part of property owned by Pledgor; or the issuance of a writ or order of attachment or garnishment against any such property.

     8.   Rights of Pledgee.

     Upon the occurrence of an Event of Default and in addition to all rights and remedies at law or in equity or otherwise:

     a. Pledgee may foreclose or otherwise enforce Pledgee's security interest in the Collateral in any manner permitted by law or provided for herein;

     b. Pledgee may sell or otherwise dispose of the Collateral;

     c. Pledgor covenants and agrees that, upon request of the Company, he will deliver to the Company for cancellation all of the outstanding options and warrants included in the Pledged Securities, free of any lien, security interest, charge, or any other encumbrance, other than the pledge Provided for herein;

     d. Pledgor covenants and agrees that to the extent options and warrants are not cancelled pursuant to paragraph c, upon request of the Company, he will immediately exercise any outstanding exercisable options included in the Pledged Securities to the extent that such options are in-the-money options as of the date of the Event of Default and deliver to the Company the stock received upon exercise free of any lien, security interest, charge, or any other encumbrance, other than the pledge provided for herein;

     e. Pledgee may register the Collateral in Pledgee's name and exercise any rights normally incident to the ownership of the Collateral;

     f. Upon 10 days written notice to Pledgor, Pledgee may list any of the Collateral with a reputable, independent business opportunity broker for private sale;

     g. Any cash held by Pledgee as Collateral and all proceeds of any sale of Collateral shall be applied as follows: (i) to pay all of Pledgee's costs and expenses related to the occurrence of the Event of Default or the sale of Pledged Securities; (ii) to pay the principal and interest due on the Note on the date of the sale; and (iii) the balance of such proceeds, if any, shall be paid to Pledgor; and

     h. The rights and remedies granted to Pledgee under this Agreement and the Note, and the Uniform Commercial Code, shall be cumulative and may be exercised singly or concurrently with other rights and remedies Pledgee may have.

     9.   General Provisions.

     a. Cumulative Rights. Pledgee's rights, powers and remedies under this Agreement shall be in addition to all rights, powers and remedies given to Pledgee by virtue of any statute or rule of law, or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Pledgee's security interest in the Collateral.

     b. Waiver. Any waiver, forbearance, failure or delay by Pledgee in exercising, or the exercise or beginning of exercise by Pledgee of any right, power or remedy, simultaneous or later, shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Pledgee.

     c. Setoff. Pledgor agrees that Pledgee may exercise its right of setoff, if any, with respect to the Obligations in the same manner as if the Obligations were unsecured.

     d. Severability. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement and the rights and obligations of the parties hereto shall be construed without reference to such provision and enforced accordingly.

     e. Benefit and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Pledgor may not voluntarily or involuntarily assign his interests under this Agreement without the prior consent of the Pledgee.

     f.   Entire Agreement.  This Agreement embodies the entire

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agreement and understanding of the parties and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein. No amendment or waiver of compliance with any provision or condition of this Agreement or consent pursuant to this Agreement will be effective unless evidenced by an instrument in writing signed by the parties.

     g. Headings. The headings in this Agreement are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

     h. Notices. Any notice, demand or request required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered on the date of personal delivery or on the date of receipt if mailed by registered or certified mail, postage prepaid and return receipt requested, and shall be deemed to have been received on the date of personal delivery or on the date set forth on the return receipt, to the following addresses, or to such other address as any party may request:

          Pledgor:  K. Michael Shrader
                    9171 Towne Centre Drive, #575
                    San Diego, CA  92122




          Pledgee:  HomeTown Buffet, Inc.
                    Attention: Chief Financial Officer
                    9171 Towne Centre Drive,  #575
                    San Diego, CA  92122

     i. Attorneys' Fees. The prevailing party in any proceeding required to enforce this Agreement shall be entitled to recover from the other all costs and expenses of enforcement, including reasonable attorneys' fees prior to and at trial, on appeal, on any petition for review, in any arbitration, in any administrative or bankruptcy proceeding, and in any other judicial, quasi-judicial or nonjudicial proceeding.

     EXECUTED as of the day and year first written above.

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     PLEDGOR:        ____/signature/____
                          K. Michael Shrader



     PLEDGEE:       HOMETOWN BUFFET, INC.


                     ____/signature/____
                     C. Dennis Scott, Chairman